Exhibit 99.1

Sientra Reports Preliminary Unaudited Third Quarter 2023 Financial

Results and Provides Update on Outlook

IRVINE, Calif., October. 30, 2023 (GLOBE NEWSWIRE) -- Sientra, Inc. (NASDAQ: SIEN) (“Sientra” or the “Company”), a surgical aesthetics company delivering the safest and most innovative solutions for the best outcomes, today announced preliminary unaudited financial results for the fiscal third quarter ended September 30, 2023.

Total unaudited revenue for the third quarter of 2023 is expected to be in the range of $19.2 million to $19.7 million, compared to total revenue of $22.6 million in the prior year period. Third quarter results were adversely affected by overall softness in the market as well as more pronounced seasonal headwinds that led to a reduced number of augmentation and reconstruction cases during the third quarter, particularly in July and August.

As a result of the preliminary third quarter financial performance and based on the Company’s expectations that a volatile operating environment will continue in the fourth quarter due to the macroeconomic and geopolitical factors, the Company is withdrawing its fiscal year 2023 guidance.

Unaudited net cash and cash equivalents as of September 30, 2023, are expected to be in the range of $14.7 to $15.2 million, compared to $26.1 million on December 31, 2022, and $18.6 million on June 30, 2023.

Sientra and its advisors continue to find ways to improve the Company’s balance sheet and, together with its financial partners, are exploring strategic alternatives to provide the strongest path forward for continued success. Throughout this process, it remains business as usual and Sientra will continue to deliver for its customers, patients, employees, and partners seamlessly.

“We remain focused on delivering the safest and most innovative solutions for the best aesthetic outcomes,” said Ron Menezes, President and CEO of Sientra. “While we continue to see softness in the augmentation market, we are encouraged by our growth in breast reconstruction as we gain momentum from new products such as Viality and SimpliDerm. We are also committed to enhancing our financial footing to position Sientra as a partner of choice for plastic surgeons.”

Conference Call

Sientra will host a conference call on Thursday, November 9, 2023, at 4:30 pm ET to discuss third quarter 2023 results. The dial-in numbers are (844) 735-3763 for domestic callers and (412) 317-5711 for international callers. The webcast link is the following: Sientra Q3 2023 Earnings Call Webcast Registration Link. The webcast will be archived on the website following the call’s completion.

Use of Non-GAAP Financial Measures

Sientra has supplemented its U.S. GAAP net income (loss) with a non-GAAP measure of adjusted EBITDA, U.S. GAAP gross profit and gross margin with a non-GAAP measure of adjusted gross profit and gross margin, U.S. GAAP operating expenses with a non-GAAP measure of non-GAAP operating expenses, and U.S. GAAP cash flow from operating activities with a non-GAAP measure of free cash flow. Management believes that these non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the Company, facilitate a more meaningful comparison of results for current periods with previous operating results, and assist management in analyzing future trends, making strategic and business decisions and establishing internal budgets and forecasts. Reconciliations of non-GAAP adjusted EBITDA, non-GAAP adjusted gross profit and gross margin, non-GAAP operating expenses, and free cash flow to U.S. GAAP net income (loss), U.S. GAAP operating expenses and U.S. GAAP cash flow from operating activities, the most directly comparable U.S. GAAP measures, are provided in the schedules below. There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with U.S. GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for U.S. GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with Sientra’s financial statements prepared in accordance with U.S. GAAP and the reconciliations of the non-GAAP financial measures provided in the schedules below.

About Sientra

Headquartered in Irvine, California, Sientra is a surgical aesthetics company focused on empowering people to change their lives through increased self-confidence and self-respect. Backed by unrivaled clinical and safety data, Sientra’s platform of products includes a comprehensive portfolio of round and shaped breast implants, the first fifth-generation breast implants approved by the FDA for sale in the United States, the ground-breaking AlloX2®breast tissue expander with patented dual-port and integral drain technology, the next-generation AlloX2Pro™, the first and only FDA-cleared MRI-compatible tissue expander, the Viality™ with AuraClens™ enhanced viability fat transfer system, the SimpliDerm® Human Acellular Dermal Matrix, and BIOCORNEUM the #1 performing, preferred and recommended scar gel of plastic surgeons (*).

Sientra uses its investor relations website to publish important information about the Company, including information that may be deemed material to investors. Financial and other information about Sientra is routinely posted and is accessible on the Company’s investor relations website at www.sientra.com.

To learn more about Sientra, visit our website and follow Sientra on LinkedIn, Instagram, and Facebook.

(*) Data on file

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements are made only as of the date of this release. The words ‘‘believe,’’ ‘‘may,’’ ‘‘might,’’ ‘‘could,’’ ‘‘will,’’ ‘‘aim,’’ ‘‘estimate,’’ ‘‘continue, ‘‘anticipate,’’ ‘‘intend,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘position,” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify estimates, projections and other forward-looking statements. Forward-looking statements may include information concerning the Company’s unaudited financial information for the third quarter ended September 30, 2023, the Company’s possible or assumed future results of operations, including descriptions of the Company’s revenues, operating expense, profitability, outlook and overall business strategy, the Company’s ability and timing to successfully integrate the Viality™ with AuraClens™ fat transfer system and SimpliDerm® human Acellular Dermal Matrix into its existing operations, the reception of plastic surgeons to the Company’s products, the Company’s ability to expand into aesthetic applications outside of breast procedures, the Company’s ability to add additional products and strategic partnerships, the Company’s ability to capture additional market share and customer accounts in the plastic surgery market, and the Company's ability to obtain and execute on any strategic alternatives. Such statements are subject to risks and uncertainties, including the audit of the Company’s financial statements which audit is not yet complete and the numbers presented here could differ from the final audited financial statements presented by the Company, the Company’s ability to recapture delayed procedures resulting from the COVID-19 pandemic and other macroeconomic pressures, the positive reaction from plastic surgeons and their patients to the Company’s products, the ability to meet consumer demand including any potential supply issues resulting from the COVID-19 pandemic or the war in Ukraine, the growth of the plastic surgery market and breast procedures, and the ability of the Company to execute on its commercial, operational, marketing, research and development and regulatory plans, and the Company's ability to obtain and execute on any strategic alternatives. Additional factors that could cause actual results to differ materially from those contemplated in this press release can be found in the Risk Factors section of Sientra’s public filings with the Securities and Exchange Commission. All statements other than statements of historical fact are forward-looking statements. The words ‘‘believe,’’ ‘‘may,’’ ‘‘might,’’ ‘‘could,’’ ‘‘will,’’ ‘‘aim,’’ ‘‘estimate,’’ ‘‘continue, ‘‘anticipate,’’ ‘‘intend,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘position,” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify estimates, projections and other forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, and such estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection or forward-looking statement. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in the Company’s business.

Investor Relations Contact

Aman R. Patel, CFA

aman.patel@westwicke.com